EXHIBIT 23.1

            CONSENT OF BEARD MILLER COMPANY LLP INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-112174) of American Bank Incorporated of our report dated January 30, 2004, relating to the consolidated financial statements, which appear in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-KSB.

                                                    /s/ BEARD MILLER COMPANY LLP

Reading, Pennsylvania
March 25, 2004